--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                                   July 31, 2000

Dear Shareholder:

      In the first half of the year, fears of an open-ended tightening policy by the Federal Reserve peaked in May, which resulted in a subsequent relief in the market as the U.S. economy seemed to decelerate significantly. During the period, the Federal Reserve tightened short-term rates by 1.00% in an attempt to engineer a "soft landing" for the U.S. economy. In the first six months of the new millennium we have witnessed unprecedented volatility in both the Treasury yield curve and the spread sectors. The Treasury curve inverted sharply in the first quarter, but as weak economic data emerged in the second quarter, market participants embraced an economic "soft landing" scenario causing the yield curve to steepen. The downward revision in growth expectations allowed spread sectors to rally in the month of June, but year-to-date their performance still trails Treasuries.

      While fears of a hawkish Federal Reserve and consequent risks of a "hard-landing" may not materialize immediately, the risks are skewed in that direction. A longer period of subdued financial market performance is necessary to enable the labor markets to build up slack, which is an important pre-condition for the Fed to achieve its goal. Given the likelihood of a re-emergence of risk aversion in the capital markets as well as a continual increase in the "scarcity premium" of Treasury securities, we are less inclined to be aggressive with respect to spread assets. We are also focusing on the use of high quality spread assets to increase the income or "carry" so that a total return advantage over Treasuries is achieved despite further spread widening.

      This report contains a summary of market conditions during the semi-annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's unaudited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,


/s/ Laurence D. Fink                          /s/ Ralph L. Schlosstein

Laurence D. Fink                              Ralph L. Schlosstein
Chairman                                      President

                                                                   July 31, 2000


Dear Shareholder:

     We are pleased to present the unaudited semi-annual report for The BlackRock Investment Quality Term Trust Inc. ("the Trust") for the six months ended June 30, 2000. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BQT". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 2004 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

     The table below summarizes the performance of the Trust's stock price and NAV over the period:

                          ------------------------------------------------------
                             6/30/00   12/31/99    CHANGE     HIGH       LOW
--------------------------------------------------------------------------------
  STOCK PRICE               $7.9375    $7.875      0.79%     $7.9375   $7.625
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)     $8.77      $8.79      (0.23)%    $8.79     $8.59
--------------------------------------------------------------------------------
  10-YEAR TREASURY NOTE      6.02%      6.44%     (6.52)%     6.78%     5.79%
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     The economy entered 2000 with a tremendous amount of strength and momentum, labor markets were very tight, and the opinion was that the best news on inflation was behind us. Despite this, throughout the period, the view was that the Federal Reserve would maintain a gradual process of slowing the economy until a more pronounced pick-up in inflation was evident. In March, the Federal Reserve raised both the overnight rate and the discount rate 0.25% to 6.0% and 5.5%, respectively. Despite the sell-off in the equity market in April, in May concerns about an overheating economy due to an increased shortage of labor and rising oil prices led the Federal Reserve to raise rates another 0.50% to 6.5%.

     Recent economic data indicates that the U.S. economy started to slow in the second quarter. Consumer spending, manufacturing, and labor activity all point to a softer economy. The real question is whether this slowdown is the start of something bigger (soft or hard landing) or simply a natural pause from well above-trend growth. Goldman Sachs' financial conditions index shows that conditions are as accommodative now as they were last June, prior to the 175 basis points of Fed tightening. This suggests that growth is likely to reaccelerate later in the year and bring the Fed back into play.

     Treasury yields decreased in the first half of 2000. Over the course of the year so far, the yield of the 30-year Treasury has decreased by nearly 58 basis points (0.58%). The yield of the 10-Year Treasury posted a net decrease of 42 basis points (0.42%). Bond prices, which move inversely to their yields, have risen in expectation of a slowing economy due to higher short-term interest rates. We anticipate a continued flattening of the yield curve as a result of an active Federal Reserve and potential Treasury repurchases of long maturity debt.

     Mortgages posted positive returns during the first half of the year but trailed the broader market, which was led by the strong rally in the Treasury market. As measured by the LEHMAN BROTHERS MORTGAGE INDEX, mortgages posted a 3.67% total return versus 3.99% for the LEHMAN BROTHERS AGGREGATE INDEX. Strength in the housing market has continued unabated, leading to more supply than expected, but in comparison to other spread sectors, mortgages benefited from greater liquidity and higher credit quality. On a relative valuation basis mortgages appear cheap, although uncertainty was increased in the market by Treasury Undersecretary Gensler's testimony concerning a bill seeking to end the quasi-governmental status of FNMA and FHLMC. GNMAs performed well during the first quarter as a Treasury substitute, since it is the only other asset class backed by the full faith and credit of the U.S. Government.

     Investment grade corporate securities encountered difficulty as fixed income investors sought the credit quality and liquidity of Treasuries. For the first half of the year, corporates as measured by MERRILL LYNCH U.S. CORPORATE MASTER INDEX returned 2.22%, under performing the LEHMAN BROTHERS AGGREGATE INDEX'S 3.99%. Fundamentally the corporate market appears healthy, with companies reporting strong earnings in the first half of the year. The negatives in the corporate market are from stock market volatility, poor liquidity, increased leverage and deteriorating credit quality, which has increased uncertainty in the market. With the uncertainty of future fed action in the market, lower current yields could cloud the supply picture and lead to an acceleration in issuance.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and December 31, 1999 asset composition.


--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
--------------------------------------------------------------------------------
 COMPOSITION                                   JUNE 30, 2000  DECEMBER 31, 1999
--------------------------------------------------------------------------------
 Corporate Bonds                                    26%              27%
--------------------------------------------------------------------------------
 Mortgage Pass-Throughs                             20%              20%
--------------------------------------------------------------------------------
 U.S. Government Securities                         11%              11%
--------------------------------------------------------------------------------
 Adjustable & Inverse Floating Rate Mortgages        9%               5%
--------------------------------------------------------------------------------
 Interest-Only Mortgage-Backed Securities            8%               8%
--------------------------------------------------------------------------------
 Stripped Money Market Instruments                   7%               6%
--------------------------------------------------------------------------------
 Taxable Municipal Bonds                             5%               5%
--------------------------------------------------------------------------------
 Agency Multiple Class Mortgage Pass-Throughs        4%               5%
--------------------------------------------------------------------------------
 Commercial Mortgage-BackedSecurities                3%               6%
--------------------------------------------------------------------------------
 Principal-Only Mortgage-Backed Securities           3%               2%
--------------------------------------------------------------------------------
 Asset-Backed Securities                             2%               3%
--------------------------------------------------------------------------------
 Non-Agency Multiple Class Mortgage Pass-Throughs    2%               2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    RATING % OF CORPORATES
--------------------------------------------------------------------------------
                  CREDIT RATING                JUNE 30, 2000  DECEMBER 31, 1999
--------------------------------------------------------------------------------
                AA or equivalent                     7%                4%
--------------------------------------------------------------------------------
                 A or equivalent                    48%               44%
--------------------------------------------------------------------------------
                BBB or equivalent                   41%               46%
--------------------------------------------------------------------------------
                BB or equivalent                     4%                6%
--------------------------------------------------------------------------------

     In accordance with the Trust's primary investment objective of returning the initial offer price upon maturity, the Trust's portfolio management activity focused on adding securities which offer attractive yield spreads over Treasury securities and an emphasis on bonds with maturity dates approximating the Trust's termination date of December 31, 2004. Additionally, the Trust has been active in reducing positions in bonds which have maturity dates or potential cash flows after the Trust's termination date.

     During the reporting period, the most significant additions have been in adjustable rate mortgage-backed securities (ARMS). Additionally, the Trust maintained its significant weighting in investment grade corporate bonds and well-structured mortgage securities. To finance these purchases, the Trust sold commercial mortgage-backed securities, as their maturity may extend past the Trust's termination date in a rising interest rate environment.

     We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Investment Quality Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.


Sincerely,

/s/ Robert S. Kapito                    /s/ Michael P. Lustig

Robert S. Kapito                        Michael P. Lustig
Vice Chairman and Portfolio Manager     Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                BlackRock Advisors, Inc.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                               BQT
--------------------------------------------------------------------------------
   Initial Offering Date:                                     April 21, 1992
--------------------------------------------------------------------------------
   Closing Stock Price as of 6/30/00:                            $7.9375
--------------------------------------------------------------------------------
   Net Asset Value as of 6/30/00:                                $8.77
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 6/30/00 ($7.9375)(1):       5.67%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Share(2):                    $0.0375
--------------------------------------------------------------------------------
   Current Annualized Distribution per Share(2):                 $0.45
--------------------------------------------------------------------------------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

(2)  The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                        VALUE
 RATING*  (000)          DESCRIPTION                                 (NOTE 1)
--------------------------------------------------------------------------------
                 LONG-TERM INVESTMENTS--134.6%
                 MORTGAGE PASS-THROUGHS--27.3%
                 Federal Home Loan Mortgage Corp.,
      $14,151@     6.50%, 9/01/25 - 6/01/29 ...................     $ 13,368,530
        6,769@     7.00%, 12/01/28 ............................        6,544,875
                 Federal Housing Administration,
        2,037      Colonial, Series 37,
                   7.40%, 12/01/22 ............................        2,002,233
        4,573      GMAC, Series 51,
                   7.43%, 2/01/21 .............................        4,532,496
        1,240      Middlesex, 8.625%, 9/01/34 .................        1,237,918
        2,824      Tuttle Grove, 7.25%, 10/01/35 ..............        2,707,957
                   USGI,
        1,169        Series 99, 7.43%, 10/01/23 ...............        1,148,097
        7,849        Series 885, 7.43%, 3/01/22 ...............        7,708,151
        4,052        Series 2081, 7.43%, 5/01/23 ..............        3,981,368
                 Federal National Mortgage Association,
        9,247@     6.35%, 1/01/04,
                     10 Year, Multi-family ....................        8,964,283
       31,239@     6.50%, 8/01/28 - 6/01/29 ...................       29,453,819
        2,738@     8.26%, 2/01/04,
                     10 Year, Multi-family ....................        2,745,815
        2,282@     8.78%, 4/01/04,
                     10 Year, Multi-family ....................        2,302,675
        1,526@     8.89%, 4/01/04,
                     10 Year, Multi-family ....................        1,540,501
                                                                    ------------
                                                                      88,238,718
                                                                    ------------
                 AGENCY MULTIPLE CLASS MORTGAGE
                 PASS-THROUGHS--4.8%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
           11      Series 1523, Class 1523-A,
                     6/15/22 ..................................           10,929
        4,167@     Series 1587, Class 1587-KA,
                     7/15/08 ..................................        4,095,914
           26      Series 1607, Class 1607-M,
                     4/15/13 ..................................           25,642
          120      Series 1650, Class 1650-LC,
                     2/15/22 ..................................          119,142
        2,728      Series 1667, Class 1667-C,
                     1/15/09 ..................................        2,655,013
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
        1,143      Trust 269, Class 269-1,
                     8/01/22 ..................................        1,170,374
        5,238      Trust 1992-43, Class 43-E,
                     4/25/22 ..................................        5,204,006
          155      Trust 1994-36, Class 36-L,
                     1/25/23 ..................................          154,154
        2,000@     Trust 1996-M5, Class A2,
                     1/25/11 ..................................        1,987,429
                                                                    ------------
                                                                      15,422,603
                                                                    ------------
                 NON-AGENCY MULTIPLE CLASS
                 MORTGAGE PASS-THROUGHS--3.0%
Aaa     3,721    Chase Mortgage Finance Corp.,
                   Series 1993, Class A-9,
                     12/25/09 .................................        3,690,423
AAA     1,065    Citicorp Mortgage Securities, Inc.,
                   Series 1998-3, Class A-6,
                     5/25/28 ..................................        1,033,451
AAA       954    DLJ Mortgage Acceptance Corp.,
                   Series 1993-19, Class A-3,
                     1/25/24 ..................................          943,894
AAA       665    GE Capital Mortgage Services, Inc.,
                   Series 1994-2, Class A-4,
                     1/25/09 ..................................          659,163
AAA     3,366    Norwest Asset Securitization Corp.,
                   Series 1997-9, Class A-2,
                     7/25/12 ..................................        3,349,038
                                                                    ------------
                                                                       9,675,969
                                                                    ------------
                 ADJUSTABLE & INVERSE FLOATING
                 RATE MORTGAGES--11.8%
AAA     1,186    CWMBS, Inc., Mortgage Certificate,
                   Series 1994-D, Class A-7,
                     3/25/24 ..................................        1,153,825
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
        9,831      Series 1944, Class 1944-SY,
                     5/17/22 ..................................          168,974
          484      Series 1512, Class 1512-NB,
                     5/15/08 ..................................          461,765
       20,848      Series 1954, Class 1954-BB,
                     4/15/21 ..................................          145,516
        9,167      Series 1954, Class 1954-LL,
                     5/15/21 ..................................           65,362
        9,167      Series 1954, Class 1954-LM,
                     5/15/21 ..................................           65,362
        2,439@     Series 1565, Class 1565-0A,
                     8/15/08 ..................................        2,287,020
        1,075@     Series 1584, Class 1584-SE,
                     2/15/23 ..................................          745,998
       13,100@     Series 1635, Class 1635-P,
                     12/15/08 .................................       11,094,407
          448      Series 1655, Class 1655-SB,
                     12/15/08 .................................          420,537


See Notes to Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                        VALUE
 RATING*  (000)          DESCRIPTION                                 (NOTE 1)
--------------------------------------------------------------------------------
                 ADJUSTABLE & INVERSE FLOATING
                 RATE MORTGAGES (CONTINUED)
        $ 716@     Series 1671, Class 1671-MF,
                     2/15/24 ..................................     $    657,356
        1,578@     Series 1678, Class 1678-SA,
                     2/15/09 ..................................        1,491,887
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
        1,646@     Trust 1992-155, Class 155-SB,
                     12/25/06 .................................        1,476,265
        1,500      Trust 1993-143, Class 143-SC,
                     8/25/23 ..................................        1,374,480
          146      Trust 1993-179, Class 179-SA,
                     10/25/23 .................................          139,433
                 Federal National Mortgage Association,
                   REMIC Pass-Through
                   Certificates, (continued)
        8,144@     Trust 1993-188, Class 188-S,
                     2/25/08 ..................................        7,759,721
          181      Trust 1993-202, Class 202-VJ,
                     11/25/23 .................................          162,876
        1,408      Trust 1993-212, Class 212-SB,
                     11/25/08 .................................        1,346,775
          288@     Trust 1993-225, Class 225-FK,
                     12/25/23 .................................          286,247
          189      Trust 1994-17, Class 17-SA,
                     1/25/09 ..................................          182,395
       15,402      Trust 1997-44, Class 44-SC,
                     6/25/08 ..................................        1,113,218
                 Residential Funding Mortgage
                   Securities I,
AAA     4,945      Series 1993-S15, Class A-16,
                     4/25/08 ..................................        4,988,559
AAA       510      Series 1993-S15, Class A-17,
                     4/25/08 ..................................          475,935
                                                                    ------------
                                                                      38,063,913
                                                                    ------------
                 INTEREST ONLY MORTGAGE-BACKED
                 SECURITIES--10.6%
AAA   113,143    Citicorp Mortgage Securities, Inc.,
                   REMIC Pass-Through Certificates,
                   Series 1999-3, Class A3,
                     5/25/29 ..................................        1,520,358
AAA    39,396    Credit Suisse First Boston Mortgage
                   Securities Corp., Series 1997-C1,
                   Class AX, 4/20/22** ........................        3,166,771
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
        4,954      Series G-25, Class 25-S,
                     8/25/06 ..................................           55,881
       10,908@     Series 1353, Class 1353-S,
                     8/15/07 ..................................          875,586
          914      Series 1489, Class 1489-K,
                     10/15/07 .................................           73,991
          686      Series 1751, Class 1751-PL,
                     10/15/23 .................................           87,850
        3,416      Series 1917, Class 1917-AS,
                     5/15/08 ..................................          550,795
       42,883      Series 1918, Class 1918-SC,
                     1/15/04 ..................................          455,635
          831      Series 1946, Class 1946-SN,
                     10/15/08 .................................          133,778
       14,577      Series 2055, Class 2055-IB,
                     12/15/09 .................................        2,361,340
       10,547      Series 2061, Class 2061-PJ,
                     5/15/16 ..................................          906,389
       10,854      Series 2083, Class 2083-PI,
                     2/15/18 ..................................          970,009
        4,544      Series 2134, Class 2134-PJ,
                     4/15/11 ..................................          660,339
        1,712      Series 2144, Class 2144-GI,
                     12/15/07 .................................          144,980
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
          164      Trust 1993-22, Class 22-PT,
                     10/25/18 .................................            1,150
        1,303      Trust 1993-39, Class 39-K,
                     4/25/04 ..................................          168,462
        8,410      Trust 1993-109, Class 109-QC,
                     7/25/07 ..................................          509,166
        1,090      Trust 1994-27, Class 27-WC,
                     3/25/20 ..................................           81,087
        1,964      Trust 1994-42, Class 42-SO,
                     3/25/23 ..................................          182,491
        7,000@     Trust 1996-20, Class 20-SB,
                     10/25/08 .................................        1,356,250
        4,128      Trust 1996-24, Class 24-SE,
                     3/25/09 ..................................          642,228
          674      Trust 1997-28, Class 28-PH,
                     3/18/22 ..................................           73,322
       45,004      Trust 1997-37, Class 37-SD,
                     10/25/22 .................................          281,275
        6,250      Trust 1997-50, Class 50-HK,
                     8/25/27 ..................................        1,768,444
       48,928      Trust 1997-81, Class 81-S,
                     12/18/04 .................................          152,899
        7,693      Trust 1998-8, Class 8-PM,
                     6/18/19 ..................................          736,453
        1,680      Trust 1998-12, Class 12-PL,
                     7/18/19 ..................................          174,807
        6,606      Trust 1998-15, Class 15-PC,
                     12/18/19 .................................          681,259
       14,859      Trust 1998-27, Class 27-PI,
                     12/18/20 .................................        1,839,905
        5,782      Trust 1999-43, Class 43-PL,
                     1/25/21 ..................................          722,692
AAA     1,488    GE Capital Mortgage Services, Inc.,
                   Series 1997-2, Class 2-A-4,
                     3/25/12 ..................................          275,822
                 Merrill Lynch Mortgage Investors, Inc.,
AAA    70,846      Series 1997-C2, Class IO,
                     12/10/29 .................................        4,473,846
AAA    47,097      Series 1998-C2, Class IO,
                     2/15/30 ..................................        3,214,319

See Notes to Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                        VALUE
 RATING*  (000)          DESCRIPTION                                 (NOTE 1)
--------------------------------------------------------------------------------
                 INTEREST ONLY MORTGAGE-BACKED
                 SECURITIES (CONTINUED)
                 Morgan Stanley Capital 1, Inc.,
AAA  $  2,818      Series 1997-HF1, Class HF1-X,
                     6/15/17** ................................     $    185,013
AAA    77,882      Series 1998-HF1, Class HF1-X,
                     2/15/18 ..................................        3,974,006
AAA     5,350    PNC Mortgage Securities Corp.,
                   Series 1999-5, Class 1A-11,
                     6/25/29 ..................................          907,850
                                                                    ------------
                                                                      34,366,448
                                                                    ------------
                 PRINCIPAL ONLY MORTGAGE-BACKED
                 SECURITIES--4.0%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
          423      Series 1243, Class 1243-N,
                     8/15/06 ..................................          387,438
          250      Series 1862, Class 1862-DA,
                     12/15/22 .................................          160,055
          292      Series 1862, Class 1862-DB,
                     12/15/22 .................................          186,731
          831      Series 1946, Class 1946-N,
                     10/15/08 .................................          595,506
          778      Series 2009, Class 2009-JH,
                     11/15/21 .................................          600,418
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
          366@     Trust 1993-147, Class H,
                     8/25/23 ..................................          250,692
          566      Trust 1993-228, Class 228-B,
                     3/25/23 ..................................          529,272
        2,800      Trust 1993-254, Class 254-D,
                     11/25/23 .................................        2,201,500
          635      Trust 1994-54, Class 54-D,
                     10/25/23 .................................          531,740
        4,454      Trust 1994-57, Class 57-D,
                     1/15/24 ..................................        3,691,464
          692@     Trust 1996-32, Class 32-E,
                     10/25/08 .................................          673,138
        3,653      Trust 1996-45, Class 45-E,
                     1/25/24 ..................................        3,090,275
                                                                    ------------
                                                                      12,898,229
                                                                    ------------
                 COMMERCIAL MORTGAGE-BACKED
                 SECURITIES--4.5%
Aaa       144    Morgan Stanley Capital 1, Inc.,
                   Series 1997-HF1, Class A1,
                     6.86%, 5/15/06** .........................          142,330
AAA     5,000    New York City Mortgage Loan Trust,
                   Multifamily,
                   Series 1996, Class A-2,
                     6.75%, 6/25/11** .........................        4,642,969
                 Structured Asset Securities Corp.,
                   Mortgage Certificates,
A       3,865      Series 1996, Class D,
                     7.034%, 2/25/28 ..........................        3,821,519
BBB     5,970      Series 1996, Class E,
                     7.75%, 2/25/28 ...........................        5,912,411
                                                                    ------------
                                                                      14,519,229
                                                                    ------------
                 ASSET-BACKED SECURITIES--2.0%
NR      2,685    Global Rated Eligible Asset Trust,
                   Series 1998-A, Class A-1**/***
                     7.33%, 3/15/06 ...........................          805,550
                 Structured Mortgage Asset
                   Residential Trust@@/***
NR      4,077      Series 1997-2,
                     8.24%, 3/15/06 ...........................          896,996
NR      4,496      Series 1997-3,
                     8.57%, 4/15/06 ...........................          989,210
        4,000    Student Loan Marketing Association,
                   Series 1995-1, Class B,
                     6.852%, 10/25/09 .........................        3,930,000
                                                                    ------------
                                                                       6,621,756
                                                                    ------------
                 U.S. GOVERNMENT AND AGENCY
                 SECURITIES--15.1%
                 Small Business Administration,
        1,716      Series 1996-20F,
                     7.55%, 6/01/16 ...........................        1,709,850
        1,594      Series 1996-20G,
                     7.70%, 7/01/16 ...........................        1,601,851
        4,103      Series 1996-20K,
                     6.95%, 11/01/16 ..........................        3,951,602
        1,577      Series 1998-P10, Class P10-A,
                     6.12%, 2/01/08 ...........................        1,455,330
       25,000@   U.S. Treasury Bond,
                     5.50%, 8/15/28 ...........................       22,929,750
                 U.S. Treasury Notes,
       12,000@     4.75%, 2/15/04 .............................       11,409,360
          870@     5.875%, 11/15/04 ...........................          857,359
        4,800      6.00%, 8/15/09 .............................        4,761,744
                                                                    ------------
                                                                      48,676,846
                                                                    ------------
                 TAXABLE MUNICIPAL BONDS--6.9%
AAA     2,875    California Housing Finance Agency Rev.,
                   6.69%, 8/01/03 .............................        2,778,860
A+      2,000    Fresno California Pension Obligation,
                   7.15%, 6/01/04 .............................        1,982,520
AAA     4,000    Los Angeles County California
                   Pension Obligation,
                   6.77%, 6/30/05 .............................        3,888,080
AAA     7,000    New Jersey Economic Development
                   Authority,
                   Zero Coupon, 2/15/04 .......................        5,376,140
A-      5,000    New York City, G.O.,
                   7.50%, 4/15/04 .............................        5,012,100
A       1,000    New York State Environmental
                   Facilities Corp., Service
                   Contract Revenue,
                   6.95%, 9/15/04 .............................          973,370

See Notes to Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                        VALUE
 RATING*  (000)          DESCRIPTION                                 (NOTE 1)
--------------------------------------------------------------------------------
                 TAXABLE MUNICIPAL BONDS (CONTINUED)
AAA $   2,250    San Francisco California City &
                   Cnty. Arpts. Commission,
                   International Airport,
                   6.55%, 5/01/04 .............................     $  2,187,855
                                                                    ------------
                                                                      22,198,925
                                                                    ------------
                 CORPORATE BONDS--35.6%
                 FINANCE & BANKING--13.8%
A3      2,450    Amsouth Bancorp.,
                   6.75%, 11/01/25 ............................        2,308,537
Aa2     2,500    Bank of America,
                   7.875%, 5/16/05 ............................        2,527,475
A+      3,000    CIT Group, Inc.,
                   7.125%, 10/15/04 ...........................        2,933,954
A+      1,300    Equitable Life Assurance Society,
                   6.95%, 12/01/05** ..........................        1,248,758
A+      5,000@   Farmers Insurance,
                   8.50%, 8/01/04** ...........................        4,998,688
A       4,800    First National Bank of Boston,
                   8.00%, 9/15/04 .............................        4,808,880
A3      5,000    Fleet Financial Group,
                   8.125%, 7/01/04 ............................        5,062,650
A+      4,850    Goldman Sachs Group,
                   6.25%, 2/01/03** ...........................        4,661,951
A       3,500    Lehman Brothers Holdings, Inc.,
                   6.75%, 9/24/01 .............................        3,461,667
A+      1,000    Metropolitan Life Insurance Co.,
                   6.30%, 11/01/03** ..........................          959,210
                 PaineWebber Group, Inc.,
BBB       500      6.90%, 2/09/04 .............................          474,213
A       2,000      8.875%, 3/15/05 ............................        2,061,381
A       3,100    Reliaster Financial Corp.,
                   6.625%, 9/15/03 ............................        2,997,266
Aa3     2,000    Salomon Smith Barney Holdings, Inc.,
                   6.75%, 1/15/06 .............................        1,917,200
                 Xtra, Inc.,
BBB+    2,000      6.50%, 1/15/04 .............................        1,902,900
BBB+    2,500      7.22%, 7/31/04 .............................        2,427,200
                                                                    ------------
                                                                      44,751,930
                                                                    ------------
                 INDUSTRIALS--8.9%
A2        400    American Airlines, Inc.,
                   10.44%, 3/04/07 ............................          446,568
BBB-    3,600    Anixter, Inc.,
                   8.00%, 9/15/03 .............................        3,418,929
BBB     2,000    Conagra, Inc.,
                   7.40%, 9/15/04 .............................        1,986,820
BB-     5,000    Lukens, Inc.,
                   7.625%, 8/01/04 ............................        4,814,500
BBB     5,000    Newmont Mining Corp.,
                   8.00%, 12/01/04 ............................        4,873,550
BBB-    3,000    News America Holdings, Inc.,
                   8.50%, 2/15/05 .............................        3,070,440
Baa3    5,000    Pulte Corp.,
                   8.375%, 8/15/04 ............................        4,840,600
A+      2,000    Ralcorp Holdings, Inc.,
                   8.75%, 9/15/04 .............................        2,113,640
AA-     3,000    TCI Communications, Inc.,
                   8.25%, 1/15/03 .............................        3,058,500
                                                                    ------------
                                                                      28,623,547
                                                                    ------------
                 UTILITIES--3.4%
                 360 Communications Co.,
A       2,000      7.125%, 3/01/03 ............................        1,976,260
A       2,000      7.50%, 3/01/06 .............................        1,972,420
BBB-    5,000    Gulf States Utilities Co.,
                   8.25%, 4/01/04 .............................        5,003,850
Baa2    2,000    Ohio Edison Co.,
                   8.625%, 9/15/03 ............................        2,037,360
                                                                    ------------
                                                                      10,989,890
                                                                    ------------
                 YANKEE--9.5%
NR      1,848    Banamex Remittance Master Trust,
                   Series 1996, 7.57%, 1/01/01** ..............        1,840,747
BBB+    2,000    Canadian Pacific Ltd.,
                   6.875%, 4/15/03 ............................        1,965,480
A       2,000    Corporacion Andina de Fomento,
                   7.10%, 2/01/03 .............................        1,953,300
A1      3,000    Den Danske Bank,
                   7.25%, 6/15/05** ...........................        2,954,352
BBB-    5,000    Empresa Electric Guacolda SA,
                   7.95%, 4/30/03** ...........................        4,790,058
A-      3,500    Israel Electric Corp., Ltd.,
                   7.25%, 12/15/06** ..........................        3,391,605
A+      5,000    Quebec Province,
                   8.625%, 1/19/05 ............................        5,230,250
BBB-    3,000    Telefonica de Argentina SA,
                   11.875%, 11/01/04 ..........................        3,150,000
BBB     5,000    Telekom Malaysia Berhad,
                   7.125%, 8/01/05** ..........................        4,749,050
BBB+      786    YPF Sociedad Anonima,
                   7.50%, 10/26/02 ............................          773,954
                                                                    ------------
                                                                      30,798,796
                                                                    ------------
                 Total corporate bonds ........................      115,164,163
                                                                    ------------

                 STRIPPED MONEY MARKET
                 INSTRUMENTS--9.0%
       40,000    Vanguard Prime Money Market
                   Portfolio, 12/31/04 ........................       28,956,000
                                                                    ------------
       NOTIONAL
        AMOUNT
         (000)
       --------
                 CALL OPTIONS PURCHASED
       50,000    Interest Rate Swap,
                   5.60% over 3 month LIBOR,
                   expires 8/07/00 (Cost $687,500) ............                5
                                                                    ------------
                 Total long-term investments
                   (cost $449,292,374) ........................      434,802,804
                                                                    ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                        VALUE
 RATING*  (000)          DESCRIPTION                                 (NOTE 1)
--------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENTS--1.0%
                 DISCOUNT NOTE
       $3,080    Student Loan Marketing Association,
                   6.57%, 7/03/00
                   (amortized cost $3,078,876) ................    $  3,078,876
                                                                   ------------

                 Total investments--135.6%
                   (cost $452,371,250) ........................     437,881,680
                 Liabilities in excess of other
                   assets--(35.6)% ............................    (114,942,720)
                                                                   ------------

                 NET ASSETS--100% .............................    $322,938,960
                                                                   ============


  -----------

*    Using the higher of Standard & Poor's, Moody's or Fitch's rating.

** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
***  Illiquid securities representing 0.83% of net assets.

@ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.

@@ Securities are restricted as to public resale. The securities were acquired in 1997 and have an aggregate current cost of $2,759,605.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
         G.O.-- General Obligation.
        LIBOR-- London InterBank Offer Rate.
        REMIC-- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $452,371,250)
  (Note 1) ....................................................   $ 437,881,680
Cash ..........................................................           6,341
Interest receivable ...........................................       6,291,232
Interest rate cap, at value (amortized cost $422,334)
  (Note 1 and 3) ..............................................         706,256
Receivable for investments sold ...............................          21,039
Other assets ..................................................           1,492
                                                                  -------------
                                                                    444,908,040
                                                                  -------------
LIABILITIES
Reverse repurchase agreements (Note 4) ........................     121,056,188
Interest payable ..............................................         491,246
Investment advisory fee payable (Note 2) ......................         158,505
Interest rate floor, at value
    (proceeds $261,000) (Note 1 and 3) ........................         133,308
Administration fee payable (Note 2) ...........................          26,417
Accrued expenses and other liabilities ........................         103,416
                                                                  -------------
                                                                    121,969,080
                                                                  -------------
NET ASSETS ....................................................   $ 322,938,960
                                                                  =============
Net assets were comprised of:
  Common stock, at par (Note 5) ...............................   $     368,106
  Paid-in capital in excess of par ............................     344,145,594
                                                                  -------------
                                                                    344,513,700
  Undistributed net investment income .........................      10,595,106
  Accumulated net realized loss ...............................     (17,914,909)
  Net unrealized depreciation .................................     (14,254,937)
                                                                  -------------
  Net assets, June 30, 2000 ...................................   $ 322,938,960
                                                                  =============
Net asset value per share:
  ($322,938,960 / 36,810,639 shares of
  common stock issued and outstanding) ........................           $8.77
                                                                          =====

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest earned (net of premium amortization
    of $4,380,488 and interest expense of
    $3,866,057)                                                    $ 11,372,468
                                                                  ------------
Operating expenses
  Investment advisory .........................................         962,713
  Administration ..............................................         160,452
  Legal .......................................................          70,000
  Custodian ...................................................          46,000
  Reports to shareholders .....................................          46,000
  Directors ...................................................          42,000
  Independent accountants .....................................          22,000
  Registration ................................................          16,000
  Transfer agent ..............................................          14,000
  Miscellaneous ...............................................           7,506
                                                                  -------------
    Total operating expenses ..................................       1,386,671
                                                                  -------------
  Net investment income before excise tax .....................       9,985,797
    Excise tax ................................................         307,659
                                                                  -------------
  Net investment income .......................................       9,678,138
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3)
Net realized loss on:
  Investments .................................................        (252,744)
  Futures .....................................................      (4,470,216)
                                                                  -------------
                                                                     (4,722,960)
                                                                  -------------
Net change in unrealized appreciation (depreciation) on:
  Investments .................................................       2,036,734
  Futures .....................................................         117,019
  Interest rate caps ..........................................         218,624
  Interest rate floors ........................................         127,692
  Short sales .................................................      (1,045,824)
                                                                  -------------
                                                                      1,454,245
                                                                  -------------
  Net loss on investments .....................................      (3,268,715)
                                                                  -------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS .....................................   $   6,409,423
                                                                  =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET
  CASH FLOWS PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from
  operations ..................................................   $   6,409,423
                                                                  -------------
Decrease in  investments ......................................       4,155,567
Net  realized  loss ...........................................       4,722,960
Increase in unrealized  appreciation ..........................      (1,454,245)
Increase in interest receivable ...............................        (413,005)
Increase in other assets ......................................          (1,492)
Decrease in receivable for investments sold ...................         265,355
Decrease in investments sold short ............................     (17,874,000)
Decrease in deposits with brokers for
  investments sold short ......................................      18,421,876
Increase in interest rate cap .................................         (90,088)
Increase in interest rate floor ...............................         133,308
Decrease in due to broker-variation margin ....................        (375,000)
Decrease in interest payable ..................................        (388,985)
Decrease in accrued expenses ..................................        (123,853)
                                                                  -------------
   Total adjustments ..........................................       6,978,398
                                                                  -------------
Net cash flows provided by operating activities ...............   $  13,387,821
                                                                  =============

DECREASE IN CASH
Net cash flows provided by operating activities ...............   $  13,387,821
                                                                  -------------

Cash flows used for financing activities:
   Decrease in reverse repurchase agreements ..................      (5,571,187)
   Cash dividends paid ........................................      (8,282,274)
                                                                  -------------
Net cash flows used for financing activities ..................     (13,853,461)
                                                                  -------------
Net decrease in cash ..........................................        (465,640)
Cash at beginning of period ...................................         471,981
                                                                  -------------
Cash at end of period .........................................   $       6,341
                                                                  =============

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                  SIX MONTHS ENDED   YEAR ENDED
DECREASE IN NET ASSETS                                JUNE 30,      DECEMBER 31,
                                                        2000            1999
Operations:                                         ------------    ------------

   Net investment income .......................   $  9,678,138    $ 18,898,423

   Net realized loss ...........................     (4,722,960)     (9,945,056)
   Net change in unrealized
      appreciation (depreciation) ..............      1,454,245     (19,240,071)
                                                   ------------    ------------

   Net increase (decrease) in
      net assets resulting
      from operations ..........................      6,409,423     (10,286,704)

   Dividends from net
      investment income ........................     (6,901,875)    (18,252,742)
                                                   ------------    ------------
   Total decrease ..............................       (492,452)    (28,539,446)

NET ASSETS

Beginning of period ............................    323,431,412     351,970,858
                                                   ------------    ------------

End of period (including
    undistributed net investment
    income of $10,595,106 and
    $7,818,843, respectively) ..................   $322,938,960    $323,431,412
                                                   ============    ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                          SIX MONTHS ENDED                YEAR ENDED DECEMBER 31,
                                                               JUNE 30,   --------------------------------------------------------
                                                                2000        1999        1998        1997        1996        1995
                                                              --------    --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .......................  $   8.79    $   9.56    $   9.43    $   9.09    $   9.50    $   8.21
                                                              --------    --------    --------    --------    --------    --------
  Net investment income (net of interest
    expense of $0.11,  $0.25, $0.21, $0.21,
    $0.17 and $0.23, respectively) .........................      0.26        0.52        0.66        0.65        0.64        0.60
  Net realized and unrealized gain (loss) ..................     (0.09)      (0.79)       0.02        0.31       (0.46)       1.31
                                                              --------    --------    --------    --------    --------    --------
Net increase (decrease) from investment operations .........      0.17       (0.27)       0.68        0.96        0.18        1.91
                                                              --------    --------    --------    --------    --------    --------
Dividends from net investment income .......................     (0.19)      (0.50)      (0.55)      (0.62)      (0.59)      (0.60)
Distributions in excess of net investment income ...........        --          --          --          --          --       (0.02)
                                                              --------    --------    --------    --------    --------    --------
Total dividends and distributions ..........................     (0.19)      (0.50)      (0.55)      (0.62)      (0.59)      (0.62)
                                                              --------    --------    --------    --------    --------    --------
Net asset value, end of period* ............................  $   8.77    $   8.79    $   9.56    $   9.43    $   9.09    $   9.50
                                                              ========    ========    ========    ========    ========    ========
Market value, end of period* ...............................  $   7.94    $   7.88    $   8.81    $   8.38    $   7.63    $   7.88
                                                              ========    ========    ========    ========    ========    ========
TOTAL INVESTMENT RETURN+ ...................................      3.22%      (4.99)%     11.50%      18.58%       4.58%      21.91%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses .........................................      0.87%+++    0.86%       0.85%       0.89%       0.91%       0.92%
Operating expenses and interest expense ....................      3.29%+++    3.64%       2.99%       3.15%       2.83%       3.44%
Operating expenses, interest expense and excise taxes ......      3.48%+++    3.70%       3.01%       3.15%       2.83%       3.44%
Net investment income ......................................      6.06%+++    5.65%       6.89%       6.98%       7.03%       6.76%

SUPPLEMENTAL DATA:
Average net assets (in thousands) ..........................  $320,936    $334,553    $353,745    $341,607    $332,778    $328,950
Portfolio turnover ratio ...................................        12%         81%        106%        135%        221%        160%
Net assets, end of period (in thousands) ...................  $322,939    $323,431    $351,971    $346,998    $334,779    $349,862
Reverse repurchase agreements outstanding,
  end of period (in thousands) .............................  $121,056    $126,627    $105,869    $142,948    $ 96,846    $112,007
Asset coverage++ ...........................................  $  3,667    $  3,554    $  4,325    $  3,427    $  4,457    $  4,124

----------
* Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment return for the period of less than one year has not been annualized.

++   Per $1,000 of reverse repurchase agreements outstanding.

+++  Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Investment Quality Term Trust Inc. ("the Trust"), a Maryland corporation, is a diversified, closed-end management investment company. The Trust's investment objective is to manage a portfolio of fixed income securities that will return $10 per share to investors on or about December 31, 2004 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

     The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

     Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.


     The Trust did not engage in securities lending during the six months ended June 30, 2000.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

     Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short-term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short-term rates, which the Trust experiences primarily in the form of leverage.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

     Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

     Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

     Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient taxable income to shareholders.
Therefore, no federal income tax provision is required. As part of a tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net invest-ment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN. Under a deferred compensation plan approved by the board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

     Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

     The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. Corp. The Trust has an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of The Prudential Insurance Co. of America.

     The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets until December 31, 2002, and 0.08% from January 1, 2003 to the termination or liquidation of the Trust.

     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the six months ended June 30, 2000 aggregated $50,549,024 and $54,139,465, respectively.

     The Trust may invest up to 30% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At June 30, 2000, the Trust held 11.9% of its net assets in securities restricted as to resale.

     The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates such as PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates,
including   Midland  Loan   Services,   Inc.  It  is  possible   under   certain
circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

     The federal income tax basis of the Trust's investments at June 30, 2000 was $452,398,736 and, accordingly, net unrealized depreciation for federal income tax purposes was $14,517,056 (gross unrealized appreciation--$8,261,826; gross unrealized depreciation--$22,778,882).

     For federal income tax purposes, the Trust has a capital loss carryforward at December 31, 1999 of approximately $15,774,000 of which approximately $530,000 will expire in 2002, approximately $3,845,000 will expire in 2003, approximately $1,498,000 will expire in 2005, and approximately $9,901,000 will expire in 2007. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

     Details of the open financial futures contract at June 30, 2000 are as follows:

                                    VALUE AT        VALUE AT
NUMBER OF             EXPIRATION      TRADE          JUNE 30,       UNREALIZED
CONTRACTS   TYPE         DATE          DATE            2000        DEPRECIATION
---------   ----         ----      -----------      -----------    ------------
Short position:
   300   30-Yr.
         T-Bond       Sep 2000      $29,073,019      $29,250,000      $(176,981)
                                                                     =========

     Details of the interest rate cap held at June 30, 2000 are as follows:

NOTIONAL                                                  VALUE AT
AMOUNT    FIXED       FLOATING   TERMINATION  AMORTIZED   JUNE 30,   UNREALIZED
 (000)     RATE         RATE        DATE         COST       2000    APPRECIATION
 -----     ----         ----        ----         ----       ----    ------------
$40,000    6.00%   3-month LIBOR   2/19/02     $422,334   $706,256    $283,922
                                                                    ==========

     Details of the interest rate floor held at June 30, 2000 are as follows:

NOTIONAL                                      VALUE AT    VALUE AT
AMOUNT    FIXED       FLOATING  TERMINATION     TRADE     JUNE 30,   UNREALIZED
 (000)     RATE         RATE        DATE         DATE       2000    APPRECIATION
 -----     ----         ----        ----         ----       ----    ------------
$30,000    7.00%   3-month LIBOR    2/27/02    $261,000    $133,308    $127,692
                                                                       ========

NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

     The average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 2000 was approximately $123,959,521 at a weighted average interest rate of approximately 6.08%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $135,154,900 as of February 29, 2000, which was 30.0% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The Trust did not enter into any dollar rolls during the six months ended June 30, 2000.

NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. Of the 36,810,39 shares outstanding at June 30, 2000, the Advisor owned 10,639 shares.


NOTE 6.  DIVIDENDS

Since June 30, 2000, the Board of Directors of the Trust declared dividends from
undistributed   earnings  of  $0.0375  per  share   payable  July  31,  2000  to
shareholders of record on July 14, 2000.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                            DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                             ADDITIONAL INFORMATION.
--------------------------------------------------------------------------------

     ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's Investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are promarily responsible for the day to day management of the Trust's Portfolio.

     The Annual Meeting of Trust Shareholders was held May 18, 2000 to vote on the following matters:

     (1)  To elect three Directors as follows:

          DIRECTORS                                CLASS      TERM     EXPIRING
          ---------                                -----      ----     --------
          Frank J. Fabozzi......................     II     3 years      2003
          Walter F. Mondale.....................     II     3 years      2003
          Ralph L. Schlosstein..................     II     3 years      2003

          Directors whose term of office continues beyond this meeting are Andrew F. Brimmer, Richard E. Cavanagh, Kent Dixon, Laurence D. Fink and James Clayburn La Force, Jr.

     (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 2000.

     Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                       VOTES FOR   VOTES AGAINST    ABSTENTIONS
                                       ---------   -------------    -----------
          Frank J. Fabozzi ..........  27,930,086          --        1,037,558
          Walter F. Mondale .........  27,752,419          --        1,215,225
          Ralph L. Schlosstein ......  27,948,342          --        1,019,302
          Ratification of
            Deloitte & Touche LLP ...  28,560,331     155,322          251,991

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Investment Quality Term Trust Inc.'s investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about December 31, 2004.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of June 30, 2000, the "Advisor" and its affiliates (together, "BlackRock") managed $177 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash any may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors.BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $28 billion family of open-end funds. BlackRock manages over 629 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Advisor will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2004. At the Trust's termination, the Advisor expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial Advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial Advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS
THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BQT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S SECURITIES. The Trust may invest up to 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-
BACKED SECURITIES  (ARMS):    Mortgage  instruments  with  interest  rates  that
                              adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:      Securities  backed by various types of receivables
                              such as automobile and credit card receivables.

CLOSED-END FUND:              Investment  vehicle which initially offers a fixed
                              number of shares and  trades on a stock  exchange.
                              The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED
MORTGAGE OBLIGATIONS (CMOS):  Mortgage-backed securities which separate mortgage pools into short-, medium-, and long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

COMMERCIAL MORTGAGE
BACKED SECURITIES (CMBS):     Mortgage-backed  securities  secured  or backed by
                              mortgage loans on commercial properties.

DISCOUNT:                     When a fund's net asset value is greater  than its
                              stock price the fund is said to be trading at a discount.

DIVIDEND:                     Income  generated by securities in a portfolio and
                              distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:        Shareholders  may elect to have all  distributions
                              of  dividends  and  capital  gains   automatically
                              reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:        Securities   issued  or  guaranteed  by  the  U.S.
                              government,    or   one   of   its   agencies   or
                              instrumentalities, such as GNMA, FNMA and FHLMC.

INVERSE-FLOATING RATE
MORTGAGES:                    Mortgage  instruments  with coupons that adjust at
                              periodic intervals according to a formula which sets inversely with a market lend interest rate index.

INTEREST-ONLY SECURITIES:     Mortgage  securities  including  CMBS that receive
                              only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities.

MARKET PRICE:                 Price  per  share  of a  security  trading  in the
                              secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:        A mortgage  dollar roll is a transaction  in which
                              the Trust  sells  mortgage-backed  securities  for
                              delivery in the current  month and  simultaneously
                              contracts  to  repurchase   substantially  similar
                              (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:       Mortgage-backed  securities issued by FNMA, FHLMC,
                              GNMA or FHA.

NET ASSET VALUE (NAV):        Net asset value is the total  market  value of all
                              securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                              Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                              STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES:    Mortgage   securities   that   receive   only  the
                              principal  cash flows from an  underlying  pool of
                              mortgage   loans   or   underlying    pass-through
                              securities.

PROJECT LOANS:                Mortgages for multi-family,  low- to middle-income
                              housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                    Securities     issued    in    connection     with
                              collateralized mortgage obligations that generally
                              represent  the excess cash flow from the  mortgage
                              assets   underlying   the  CMO  after  payment  of
                              principal and interest on the other CMO securities and related administrative expenses.

REVERSE REPURCHASE
AGREEMENTS:                   In a reverse repurchase agreement, the Trust sells
                              securities  and  agrees  to  repurchase  them at a
                              mutually agreed date and price.  During this time,
                              the Trust  continues to receive the  principal and
                              interest  payments from that security.  At the end
                              of  the  term,   the  Trust   receives   the  same
                              securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED
SECURITIES:                   Arrangements   in  which  a  pool  of   assets  is
                              separated into two classes that receive  different
                              proportions   of  the   interest   and   principal
                              distributions   from  underlying   mortgage-backed
                              securities. IO's and PO's are examples of strips.

---------
BlackRock
---------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL -- INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 2000 were not audited and accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                            THE BLACKROCK INVESTMENT
                             QUALITY TERM TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM


[RECYCLE LOGO] Printed on recycled paper                              09247J-102


      ---------
      BlackRock
THE   ---------
INVESTMENT QUALITY
TERM TRUST INC.
-----------------------
SEMI-ANNUAL REPORT
JUNE 30, 2000

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